                                                             EXHIBIT 31.2

                                CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO RULE 13a-14(a)

I, Janet T. Verneuille, Senior Vice President, Chief Financial Officer and Treasurer, certify that:

1.       I have reviewed this quarterly report on Form 10-Q of Bridge Bancorp, Inc.;

2.       Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge,  the financial  statements,  and other financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The registrant’s  other certifying  officer and I are responsible for  establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)       designed such disclosure  controls and procedures,  or caused such disclosure controls and procedures to be designed under our supervision,  to ensure that material  information  relating to the registrant,  including its consolidated  subsidiaries,  is made known to us by others  within those  entities,  particularly  during the period in which this  quarterly  report is being prepared;

b)       evaluated  the  effectiveness  of the  registrant’s  disclosure  controls  and  procedures  and  presented  in this report our conclusions  about the  effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation;

c)       disclosed in this report any change in the  registrant’s  internal  control over financial  reporting that occurred during the registrant’s  most recent fiscal quarter that has  materially  affected,  or is reasonably  likely to materially  affect,  the registrant’s internal control over financial reporting; and

5.       The registrant’s other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors:

a)       all significant  deficiencies and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s  ability to record,  process,  summarize and report financial information; and

b)       any  fraud,  whether  or not  material,  that  involves  management  or other  employees  who have a  significant  role in the registrant’s internal control over financial reporting.

Date: May 07, 2004

/s/ Janet T. Verneuille
Janet T. Verneuille
Senior Vice President, Chief Financial Officer
and Treasurer